Collaborations and Other Arrangements	12 Months Ended
Dec. 31, 2018
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Collaborations and Other Arrangements	Collaborations and Other Arrangements
We often enter into collaborative and other similar arrangements to develop and commercialize drug candidates. Collaborative activities may include research and development, marketing and selling (including promotional activities and physician detailing), manufacturing, and distribution. These arrangements often require milestone and royalty or profit-share payments, contingent upon the occurrence of certain future events linked to the success of the asset in development, as well as expense reimbursements or payments to the collaboration partner. See Note 1 for amounts of collaboration and other revenue recognized from these types of arrangements.
Operating expenses for costs incurred pursuant to these arrangements are reported in their respective expense line item, net of any payments due to or reimbursements due from our collaboration partners, with such reimbursements being recognized at the time the party becomes obligated to pay. Each collaboration is unique in nature, and our more significant arrangements are discussed below.
Boehringer Ingelheim Diabetes Collaboration
We and Boehringer Ingelheim have a global agreement to jointly develop and commercialize a portfolio of diabetes compounds. Currently, included in the collaboration are Boehringer Ingelheim’s oral diabetes products: Trajenta, Jentadueto®, Jardiance, Glyxambi®, and Synjardy®, as well as our basal insulin: Basaglar®.
The table below summarizes significant milestones (deferred) capitalized for the compounds included in this collaboration:

Product Family	Milestones (Deferred) Capitalized(1)
	Year	Amount
Trajenta(2)	Cumulative(4)	$446.4
Jardiance(3)	Cumulative(4)	289.0
Basaglar	2018	—
	2017	—
	2016	(187.5)
	Cumulative(4)	(250.0)

(1) In connection with the regulatory approvals of Basaglar in the U.S., Europe, and Japan, milestone payments received were recorded as contract liabilities and are being amortized through the term of the collaboration (2029) to collaboration and other revenue. In connection with the regulatory approvals of Trajenta and Jardiance, milestone payments made were capitalized as intangible assets and are being amortized to cost of sales through the term of the collaboration.
(2) Jentadueto is included in the Trajenta product family. The collaboration agreement with Boehringer Ingelheim for Trajenta ends upon expiration of the compound patent and any supplementary protection certificates or extensions thereto.
(3) Glyxambi and Synjardy are included in the Jardiance product family. The collaboration agreement with Boehringer Ingelheim for Jardiance ends upon expiration of the compound patent and any supplementary protection certificates or extensions thereto.
(4) The cumulative amount represents the total amounts that have been (deferred) or capitalized from the start of this collaboration through the end of the reporting period.
In the most significant markets, we and Boehringer Ingelheim share equally the ongoing development costs, commercialization costs, and agreed upon gross margin for any product resulting from the collaboration. We record our portion of the gross margin associated with Boehringer Ingelheim's products as collaboration and other revenue. We record our sales of Basaglar to third parties as net product revenue with the payments made to Boehringer Ingelheim for their portion of the gross margin recorded as cost of sales. For all compounds under this collaboration, we record our portion of the development and commercialization costs as research and development expense and marketing, selling, and administrative expense, respectively. Each company is entitled to potential performance payments depending on the sales of the molecules it contributes to the collaboration. These performance payments result in the owner of the molecule retaining a greater share of the agreed upon gross margin of that product. Subject to achieving these thresholds, in a given period, our reported revenue for Trajenta and Jardiance may be reduced by any performance payments we make related to these products. Similarly, performance payments we may receive related to Basaglar effectively reduce Boehringer Ingelheim's share of the gross margin, which reduces our cost of sales.
The following table summarizes our collaboration and other revenue recognized with respect to the Trajenta and Jardiance families of products and net product revenue recognized with respect to Basaglar:

	2018	2017	2016
Basaglar	$801.2	$432.1	$86.1
Jardiance	658.3	447.5	201.9
Trajenta	574.7	537.9	436.6

Erbitux®
We have several collaborations with respect to Erbitux. The most significant collaborations are or, where applicable, were in Japan, and prior to the transfer of commercialization rights in the fourth quarter of 2015, the U.S. and Canada (Bristol-Myers Squibb Company); and worldwide except the U.S. and Canada (Merck KGaA). Certain rights to Erbitux outside the U.S. and Canada (North America) will remain with Merck KGaA (Merck) upon expiration of that agreement.
The following table summarizes our revenue recognized with respect to Erbitux:

	2018	2017	2016
Net product revenue	$536.1	$548.2	$587.0
Collaboration and other revenue	99.2	97.7	100.0
Revenue	$635.3	$645.9	$687.0

Bristol-Myers Squibb Company
Pursuant to commercial agreements with Bristol-Myers Squibb Company and E.R. Squibb (collectively, BMS), we had been co-developing Erbitux in North America exclusively with BMS. On October 1, 2015, BMS transferred their commercialization rights to us with respect to Erbitux in North America pursuant to a modification of our existing arrangement, and we began selling Erbitux at that time. This modification did not affect our rights with respect to Erbitux in other jurisdictions. In connection with the modification of terms, we provided consideration to BMS based upon a tiered percentage of net sales of Erbitux in North America estimated to average 38 percent through September 2018. The transfer of the commercialization rights was accounted for as an acquisition of a business. The consideration to be paid to BMS was accounted for as contingent consideration liability.
Merck KGaA
A development and license agreement granted Merck exclusive rights to market Erbitux outside of North America until December 2018. A separate agreement grants co-exclusive rights among Merck, BMS, and us in Japan and expires in 2032. This agreement was amended in 2015 to grant Merck exclusive commercialization rights in Japan but did not result in any other changes to our rights.
Merck manufactures Erbitux for supply in its territory, including Japan. We receive a royalty on the sales of Erbitux outside of North America, which is included in collaboration and other revenue as the underlying sales occur. Royalties due to third parties are recorded as a reduction of collaboration and other revenue, net of any royalty reimbursements due from third parties.
Olumiant®
We have a worldwide license and collaboration agreement with Incyte Corporation (Incyte) which provides us the development and commercialization rights to its Janus tyrosine kinase (JAK) inhibitor compound, now known as Olumiant, and certain follow-on compounds, for the treatment of inflammatory and autoimmune diseases. Incyte has the right to receive tiered, double-digit royalty payments on future global sales with rates ranging up to 20 percent if the product is successfully commercialized. The agreement provides Incyte with options to co-develop these compounds on an indication-by-indication basis by funding 30 percent of the associated development costs from the initiation of a Phase IIb trial through regulatory approval in exchange for increased tiered royalties ranging up to percentages in the high twenties. Incyte exercised its option to co-develop Olumiant in rheumatoid arthritis in 2010 and psoriatic arthritis, atopic dermatitis, alopecia areata, and systemic lupus erythematosus (SLE) in 2017. The agreement calls for payments by us to Incyte associated with certain development, success-based regulatory, and sales-based milestones. The following table summarizes our milestones achieved:

Year	Event	Classification	Amount
2018	Regulatory approval in the U.S.	Intangible asset	$100.0
	Began Phase III testing for SLE	R&D Expense	20.0
2017	Regulatory approval in Europe	Intangible asset	65.0
	Regulatory approval in Japan	Intangible asset	15.0
	Began Phase III testing for atopic dermatitis	R&D expense	30.0
2016	Regulatory submissions in the U.S. and Europe	R&D expense	55.0

As of December 31, 2018, Incyte is eligible to receive up to $130.0 million of additional payments from us contingent upon certain development and success-based regulatory milestones. Incyte is also eligible to receive up to $150.0 million of potential sales-based milestones.
Effient®
We are in a collaborative arrangement with Daiichi Sankyo Co., Ltd. (Daiichi Sankyo) to develop, market, and promote Effient. Marketing rights for major territories are shown below. We and Daiichi Sankyo each have exclusive marketing rights in certain other territories.

Territory	Marketing Rights	Selling Party
U.S.	Co-promotion	Lilly
Major European markets	Co-promotion	Daiichi Sankyo
Japan	Exclusive	Daiichi Sankyo

The parties share approximately 50/50 in the profits, as well as in the costs of development and marketing in the co-promotion territories. A third party manufactures bulk product, and we produce the finished product for our exclusive and co-promotion territories, including the major European markets.
We record net product revenue in our exclusive and co-promotion territories where we are the selling party. Profit-share payments due to Daiichi Sankyo for co-promotion countries where we are the selling party are recorded as marketing, selling, and administrative expenses. Any profit-share payments due to us from Daiichi Sankyo for the major European markets are recorded as collaboration and other revenue. We also record our share of the expenses in these co-promotion territories as marketing, selling, and administrative expenses. In our exclusive territories, we pay Daiichi Sankyo a royalty specific to these territories. All royalties due to Daiichi Sankyo and the third-party manufacturer are recorded in cost of sales. Generic versions of Effient launched in the U.S. in the third quarter of 2017.
The following table summarizes our revenue recognized with respect to Effient:

	2018	2017	2016
Revenue	$122.2	$388.9	$535.2

Tanezumab
We have a collaboration agreement with Pfizer Inc. (Pfizer) to jointly develop and globally commercialize tanezumab for the treatment of osteoarthritis pain, chronic low back pain and cancer pain. Under the agreement, the companies share equally the ongoing development costs and, if successful, in gross margins and certain commercialization expenses. As of December 31, 2018, Pfizer is eligible to receive up to $350.0 million in success-based regulatory milestones and up to $1.23 billion in a series of sales-based milestones, contingent upon the commercial success of tanezumab.